SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             SmartServ Online, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share
         2)       Aggregate number of securities to which  transaction  applies:
                  _____________.
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $ _______.
         4)       Proposed    maximum    aggregate    value   of    transaction:
                  $____________________
         5)       Total fee paid:  $____________.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                             SMARTSERV ONLINE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                           To be Held on June 1, 2001


To the Stockholders of SmartServ Online, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders (the "Annual Meeting") of SmartServ Online, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M., local time, on Friday, June 1, 2001, at the Stamford Marriott Hotel, 2 Stamford Forum, 243 Tresser Blvd, Stamford, CT 06901, for the following purposes:

         1. To elect three (3) Class III directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2004 or until their successors are duly elected and qualified, and to elect one (1) Class II director to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2003, or until his successor is duly elected and qualified;

         2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on May 3, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

                                              By Order of the Board of Directors


                                              Richard D. Kerschner
                                              Secretary
Stamford, Connecticut
April 30, 2001

                       2001 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             SMARTSERV ONLINE, INC.
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SmartServ Online, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Friday, June 1, 2001, at 9:00 A.M., local time, at the Stamford Marriott Hotel, 2 Stamford Forum, 243 Tresser Blvd, Stamford, CT 06901, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         The approximate mailing date of this Proxy Statement is May 8, 2001.

         The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting, this Proxy Statement and the proxies is to be borne by the Company. The Company may reimburse brokers, banks and other custodians, nominees and fiduciaries, who are holders of record of the Company's Common Stock, for their reasonable out-of-pocket expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Common Stock. In addition to the use of the mail, proxies may be solicited without extra compensation by directors, officers, and employees of the Company by personal interview, telephone, telegram, cablegram or other means of electronic communication.

         It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, mark, sign and date the enclosed form of proxy, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to the Secretary of the Company, or by attending and voting in person at the Annual Meeting. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

         The Company's principal executive offices are located at Metro Center, One Station Place, Stamford, Connecticut 06902, and its telephone number is
(203) 353-5950. The Company can also be reached on the Internet at http://www.smartserv.com.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         (1) The election of three (3) Class III directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2004 or until their successors are duly elected and qualified, and the election of one (1) Class II director to the Company's Board of Directors to serve until the Company's

                  Annual Meeting of Stockholders to be held in 2003, or until his successor is duly elected and qualified;

         (2) The ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below and for the ratification of the appointment of Ernst & Young LLP as the Company's auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The close of business on May 3, 2001 has been fixed by the Board as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of April 25, 2001, there were 6,012,573 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for the purpose of determining the presence of a quorum.

         Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of any other matter that is being submitted to a vote of the stockholders. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote, and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 25, 2001, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares, (ii) each director of the Company, (iii) each Named Executive Officer (as defined below) and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person's name.

               Name and Address of                  Amount and Nature of               Percent of
              Beneficial Owner (1)                Beneficial Ownership (2)       Outstanding Shares (3)
    ------------------------------------------ -------------------------------- --------------------------
    Sebastian E. Cassetta                                   944,992(4)                   15.42%
    c/o SmartServ Online, Inc.
    Metro Center, One Station Place
    Stamford, CT 06902

    Steven Rosner                                           429,533                       7.13%
    1220 Mirabeau Lane
    Gladwyn, Pennsylvania 19035

    Mario F. Rossi                                          332,830(5)                    5.47%
    c/o SmartServ Online, Inc.
    Metro Center, One Station Place
    Stamford, CT 06902

    TecCapital, Ltd.                                        303,030                       5.04%
    Cedar House
    41 Cedar Avenue
    Hamilton, HM 12, Bermuda

    Claudio Guazzoni                                        108,699(6)                    1.78%

    Thomas W. Haller                                         94,892(7)                    1.55%

    Robert Pearl                                             87,935(8)                    1.46%

    Richard Kerschner                                        52,209(9)                      *

    L. Scott Perry                                           40,833(10)                     *

    Catherine Cassel Talmadge                                40,816(10)                     *

    Stephen Lawler                                           35,000(11)                     *

    Charles R. Wood                                          29,000(12)                     *

    Robert H. Steele                                         25,000(13)                     *

    Charles R. Klotz                                         15,000(14)                     *

    All executive officers and directors as
    a group (13 persons)                                  1,807,206(15)                  27.23%

 --------------------
*        Less than 1%

(1) Under the rules of the Securities and Exchange Commission (the "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company.

(2) Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date hereof. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

(3) Represents the number of shares of common stock beneficially owned as of April 25, 2001 by each named person or group, expressed as a percentage of the sum of all of the shares of such class outstanding as of such date and the number of shares not outstanding, but beneficially owned by such named person or group.

(4)      Includes   116,000   shares  of  common  stock   subject  to  currently
         exercisable options. Also includes 2,051 shares held in trust for the benefit of Mr. Cassetta's wife.

(5) Includes 72,000 shares of common stock subject to currently exercisable options.

(6) Includes 39,166 shares of common stock subject to currently exercisable options. Also includes 69,533 shares of common stock subject to currently exercisable warrants.

(7) Includes 93,709 shares of common stock subject to currently exercisable options and 517 shares of common stock subject to currently exercisable warrants.

(8) Includes 11,117 shares of common stock subject to currently exercisable options.

(9)      Represents   52,209   shares  of  common  stock  subject  to  currently
         exercisable options.

(10) Includes 40,000 shares of common stock subject to currently exercisable options.

(11)     Represents   35,000   shares  of  common  stock  subject  to  currently
         exercisable options.

(12) Includes 15,000 shares of common stock subject to currently exercisable options.

(13)     Represents   25,000   shares  of  common  stock  subject  to  currently
         exercisable options.

(14) Represents 15,000 shares of common stock subject to currently exercisable options. Does not include 303,030 shares beneficially owned by TecCapital, Ltd. of which Mr. Klotz is a director. Mr. Klotz disclaims beneficial ownership of these shares.

(15) Includes 2,051 shares held in trust for the benefit of Mr. Cassetta's wife and 624,251 shares of common stock subject to currently exercisable options and warrants issued to all executive officers and directors.

CHANGES IN CONTROL

         The Company and each of Sebastian E. Cassetta and Steven Francesco (former President of the Company) have entered into an agreement with Zanett Capital, Inc. ("Zanett") dated September 29, 1997, as subsequently amended, which provides, among other things, that for a period of five years, upon default under the prepaid warrants, the Company will, at the request of Zanett, appoint such number of designees of Zanett to its Board of Directors so that the designees of Zanett will constitute a majority of the members of the Board of Directors of the Company. Further, Messrs. Cassetta and Francesco have agreed to vote their shares of common stock, representing approximately 14.34% of the outstanding stock of the Company in favor of the designees of Zanett at each Annual Meeting of Stockholders of the Company at which directors are elected.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have complied with all Section 16 filing requirements applicable to them with respect to the Company's transition period ended December 31, 2000, except as follows:

         Claudio Guazzoni, a director of the Company, failed to file an Annual Statement of Beneficial Ownership on Form 5, to reflect the receipt of stock options. Stephen Lawler, Charles R. Klotz and Catherine Cassel Talmadge, each a director of the Company, filed a late Statement of Beneficial Ownership on Form 5, reflecting the receipt of stock options. Additionally, Ms. Talmadge's Form 5 reflected two acquisitions of Common Stock of the Company.

                      PROPOSAL TO ELECT DIRECTORS; NOMINEES

         The Company's Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three (3) nor more than fifteen (15) as fixed from time to time by the Board of Directors. The Board of Directors has fixed at eight (8) the number of directors that will constitute the Board for the ensuing year.

         Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. The terms of office of Class I and Class II directors will expire at the Company's 2002 and 2003 annual meetings of Stockholders, respectively. Class III directors elected to succeed those whose terms expire at the Annual Meeting shall be elected to a term of office expiring at the Company's 2004 Annual Meeting of Stockholders, until their successors are duly elected and qualified, or until any such director's earlier resignation or removal. Charles R. Klotz, who was appointed by the Board of Directors to fill a vacancy on the Board as a Class II director, will stand for election at this annual meeting for a term of office to expire at the 2003 annual meeting of Stockholders, until his successor is duly elected and qualified, or until his earlier resignation or removal. The current directors of the Company and their respective classes and terms of office are as follows:

                                                                                 TERM IS SCHEDULED TO
                    DIRECTOR                           CLASS                            EXPIRE
                    --------                           -----                     --------------------
Sebastian E. Cassetta                                   III                  at 2001 Annual Meeting
Charles R. Wood                                         III                  at 2001 Annual Meeting
Stephen Lawler                                          III                  at 2001 Annual Meeting
L. Scott Perry                                           I                   at 2002 Annual Meeting
Claudio Guazzoni                                         I                   at 2002 Annual Meeting
Catherine Cassel Talmadge                                I                   at 2002 Annual Meeting
Mario F. Rossi                                           II                  at 2003 Annual Meeting
Robert H. Steele                                         II                  at 2003 Annual Meeting
Charles R. Klotz                                         II                  at 2001 Annual Meeting

         Three (3) Class III directors are to be elected at the Annual Meeting for a term expiring at the Company's 2004 annual meeting of Stockholders. Messrs. Cassetta, Wood and Lawler, each a current Class III director, have been nominated for election as Class III directors at the Annual Meeting.

         One (1) Class II director is to be elected at the Annual Meeting for a term expiring at the Company's 2003 annual meeting of Stockholders. Mr. Klotz, a current Class II director has been nominated for election as a Class II director at the Annual Meeting.

         The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected to the Board and, to the knowledge of the Board of Directors, each nominee intends to serve the entire term for which election is sought. However, should any nominee become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by the Board of Directors will be voted for such other persons as the Board may determine.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

NAME                                       AGE            POSITION
----                                       ---            --------
Sebastian E. Cassetta                       52            Chief Executive Officer, Chairman of the Board and
                                                          Class III Director
Mario F. Rossi                              61            Executive Vice President, Chief Technology Officer
                                                          and Class II Director
Thomas W. Haller, CPA                       46            Senior Vice President, Treasurer and Chief Financial
                                                          and Accounting Officer
Richard D. Kerschner                        34            Senior Vice President, General Counsel and Corporate
                                                          Secretary
Robert Pearl                                33            Senior Vice President, Business Development
Hendrik Hoets                               47            Senior Vice President of Sales and Marketing
Claudio Guazzoni                            36            Class I Director
Charles R. Klotz                            59            Class II Director
Stephen Lawler                              36            Class III Director
L. Scott Perry                              51            Class I Director
Robert Steele                               60            Class II Director
Catherine Cassel Talmadge                   47            Class I Director
Charles R. Wood                             58            Class III Director

         SEBASTIAN E. CASSETTA has been Chief Executive Officer, Chairman of the Board and a director of the Company since its inception and had been its Treasurer and Secretary from its inception until March 1996 and October 2000, respectively. From June 1987 to August 1992, Mr. Cassetta was the President of Burns and Roe Securacom Inc., an engineering and large-scale systems integration firm. He is also a former Director, Managing Director and Vice President of Brinks Inc. At Brinks, he expanded international operations in over 15 countries and became the youngest person to be appointed Vice President in Brinks' 140 year history. Appointed by President Reagan and Department of Commerce Secretary Malcolm Baldridge, he served on both the U.S. Export Council and The Industry Sector Advisory Committee (ISAC) regarding GATT negotiations. He is a former member of the Board of Directors of The Young Presidents' Organization and the former Chairman of the New York Chapter.

         MARIO F. ROSSI was Vice President of Operations of the Company from December 1994 to February 1998, and Senior Vice President, Operations and Chief Technology Officer until October 2000 when he was promoted to Executive Vice President. In February 1998, Mr. Rossi was appointed a director of the Company. Mr. Rossi has business and operational management experience in the computer, telecommunications and security fields. He has an extensive background in product development, operations and technical marketing. From 1989 to 1994, Mr. Rossi was Vice President of Operations for MVS Inc., a fiber optic company specializing in wireless technology, and a General Manager at Pirelli from 1986 to 1988. From 1971 to 1986, he was Director of Development of Philips Medical Systems, in the U.S. as well as the Netherlands.

         THOMAS W. HALLER, CPA has been the Company's Treasurer since he joined the Company in March 1996. He served as Vice President from March 1996 until October 2000, when he was promoted to Senior Vice President. Additionally, Mr. Haller has been the Chief Financial Officer since January 2001 and also held such position from March 1996 until June 2000. He has also been the Company's Chief Accounting Officer since June 2000. From December 1992 to March 1996, Mr. Haller was a Senior Manager at Kaufman Greenhut Forman, LLP, a public accounting firm in New York City, where he was responsible for technical advisory services and the firm's quality assurance program. Prior thereto, he was a Senior Manager with Ernst & Young LLP, an international public accounting and consulting firm, where he had responsibility for client services and new business development in the firm's financial services practice.

         RICHARD D. KERSCHNER joined the Company as Vice President and General Counsel in April 2000. In September 2000, Mr. Kerschner was elected Secretary of the Company and in October 2000 he was promoted to Senior Vice President. Prior thereto, Mr. Kerschner was Managing Counsel at Omnipoint Communications, a leading wireless service provider, where he supervised a staff of attorneys and paralegals in Omnipoint's legal and regulatory affairs department. Mr. Kerschner joined Omnipoint in 1997 and worked on all aspects of its legal and regulatory issues, and had primary in-house responsibility for Omnipoint's corporate finance, mergers and acquisitions, joint ventures and strategic alliances, tax and general commercial litigation. Mr. Kerschner was in private practice with the law firm of McCann & McCann from 1994 to 1997.

         ROBERT PEARL joined the Company in September 1998 with over 7 years of wireless industry experience. He was initially responsible for developing the Company's wireless strategy and consummating relationships with key business and technology strategic alliances. In his current role he is responsible for developing and managing worldwide partnerships and business opportunities on behalf of the Company. Mr. Pearl is co-founder and former co-chairman of the WAP Forum's Developer Expert Group. Prior to joining the Company, Mr. Pearl was a Project Manager at Omnipoint from 1996 to 1998 and a marketing liaison at AT&T from 1993 to 1996.

         HENDRIK HOETS has been Senior Vice President of Sales and Marketing since January 29, 2001. From 1987 to January 2001, Mr. Hoets served in various positions with Motorola, Inc., most recently as Worldwide Director of Business Development of its Network Management Group.

         CLAUDIO GUAZZONI became a director of the Company on January 11, 1998. Since 1993, Mr. Guazzoni has been President of The Zanett Securities Corporation providing financial and strategic consulting services to growth companies. Prior to joining the Zanett organization, Mr. Guazzoni was a Money Manager with Delphi Capital Management, Inc. (1992) and an associate with Salomon Brothers, Inc. from 1985 to 1991. Mr. Guazzoni is also a director of Planet Zanett, Inc.

         CHARLES R. KLOTZ became a director of the Company on May 15, 2000. Since 1985, Mr. Klotz has been a director of a number of private and public companies associated with David R. Barclay and Frederick H. Barclay. He was President and Chief Executive Officer of Gulf Resources & Chemical Corporation from 1985-1988 and he was Chairman and Chief Executive Officer of Gotaas Larsen Shipping Corporation from 1988-1997. Prior thereto, he was with Bank of Boston where he held a number of positions including Head of Corporate Banking in London and Deputy Head of Specialized Corporate Finance which covered acquisition finance and venture capital.

         STEPHEN LAWLER was elected a director of the Company on December 28, 1999. He has been the Group Manager for the Mobile Internet Business Unit at Microsoft Corporation since April 1999. Mr. Lawler's experience includes all aspects of engineering including software development, program management, quality assurance and documentation. Additionally, he has directed product marketing teams, program management teams and engineering teams. From 1992 to April 1999, he worked for MapInfo Corporation where he was a member of the Executive Team, the Managing Director of Product Marketing and Product Management and the Managing Director of Software Development and Product Development.

         L. SCOTT PERRY has been a director of the Company since November 1996. Since June 1998, Mr. Perry has been Vice President, Strategy & Alliances - AT&T Solutions. From December 1995 to June 1998, Mr. Perry was Vice President, Advanced Platform Services of AT&T Corp. From January 1989 to December 1995, Mr. Perry held various positions with AT&T including Vice President -- Business

Multimedia Services, Vice President (East) -- Business Communications Services and Vice President -- Marketing, Strategy and Technical Support for AT&T Data Systems Group. Mr. Perry serves on the Board of Directors of ITAA, Junior Achievement of New York, is a member of the Cornell University Engineering College Advisory Council and serves on the Boards of INEA, and AONET, small private technology companies.

         ROBERT H. STEELE was appointed a director of the Company on February 23, 1998. Since February 1998, Mr. Steele has been Vice Chairman of the John Ryan Company, an international bank support and marketing company. From 1992 to February 1998, Mr. Steele was a Senior Vice President of the John Ryan Company. Mr. Steele is the former President of Dollar Dry Dock Bank and a member of the Board of Directors of Moore Medical Corp., Scan Optics, Inc. Accent Color Sciences, Inc., NLC Insurance Companies, Inc. and the New York Mercantile Exchange.

         CATHERINE CASSEL TALMADGE has been a director of the Company since March 1996. Since January 2001, Ms. Talmadge has been Vice President of Business Development for Maher & Maher, a leading business integration and consulting firm for the broadband industry. From May 1999 to January 2001, Ms. Talmadge was Senior Vice President of Business Development for High Speed Access Corporation. From September 1984 to May 1999, she held various positions with Time Warner Cable, a division of Time Warner Entertainment Company, L.P., including Vice President, Cable Programming; Director, Programming Development; Director, Operations; Director, Financial Analyses; and Manager, Budget Department.

         CHARLES R. WOOD was appointed a director of the Company in September 1998. Mr. Wood is Chairman and Chief Executive Officer of Terra Investors, Inc., a private, closely held investment company. Mr. Wood is also an advisor to Capital Returns, Inc., a financial services company that is developing a series of venture capital funds. Mr. Wood was Senior Vice President of Data Transmission Network and President of its Financial Services Division from 1989 and 1986, respectively, until February 28, 2000.

         The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided by employment agreements that are described below under "Executive Compensation -- Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the transition period ended December 31, 2000, the Board of Directors held four (4) meetings. During such period, each director attended at least 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board, and (ii) the number of Committee meetings held during the period he or she served on such committee, except for Claudio Guazzoni and L. Scott Perry.

         The Audit Committee consists of Robert H. Steele, L. Scott Perry and Catherine Cassel Talmadge, each of whom meets the independence requirements for audit committee members under the listing standards of the NASDAQ National Market, on which the Company's Common Stock is listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met four (4) times during the past transition period.

         The Compensation Committee, currently composed of Messrs. Wood and Steele, has authority over officer compensation and administers the Company's employee stock option plans.

         The Finance Committee, currently composed of Mr. Guazzoni, Mr. Steele and Ms. Talmadge, reviews expenditures of the Company.

         The Technology Advisory Committee, currently composed of Messrs. Lawler and Rossi, is responsible for identifying new technologies and markets therefor.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices, and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the transition period ended December 31, 2000, the Audit Committee:

o Reviewed and discussed the audited financial statements for the transition period ended December 31, 2000 with management and Ernst & Young LLP ("Ernst & Young"), the Company's independent public accountants;

o Discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

o Received the written disclosures and the letter from Ernst & Young regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Proposal to Ratify the Appointment of Independent Auditors," below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the transition period ended December 31, 2000 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                            Respectfully,

                                            Robert H. Steele
                                            L. Scott Perry
                                            Catherine Cassel Talmadge

DIRECTORS' COMPENSATION

         Each Director who is not an officer or employee of the Company is reimbursed for his or her out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. Prior to December 31, 1999, each non-employee director received a $1,000 fee for each meeting he or she attended. As of January 1, 2000, each non-employee director receives a $1,500 fee for each meeting he or she attends. Additionally, each committee member receives up to $1,000 per committee meeting attended.

         The Compensation Committee has the discretionary authority to grant options to non-employee directors. Pursuant to such authority, on October 13, 1999, it granted options to purchase 10,000 shares of common stock at a price of $.9375 per share to each non-employee director. On May 30, 2000, the Board of Directors granted options to purchase 10,000 shares of common stock at a price of $49.50 per share to each non-employee director, and on November 3, 2000, the Board of Directors granted options to purchase 5,000 shares of common stock at a price of $19.00 per share to each non-employee director. The exercise price of each share of common stock under any option granted to a director was equal to the fair market value of a share of common stock on the date the option was granted.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and for each other executive officer (the "Named Executive Officers") of SmartServ whose compensation exceeded $100,000 during the calendar year 2000, for services in all capacities to SmartServ during the transition period ended December 31, 2000 and the three previous fiscal years.

                                           SUMMARY COMPENSATION TABLE
                                           --------------------------
                                            ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                           ------------------------------------------------------ ----------------------------
                                                                                   Restricted      Securities
Name and Principal         Fiscal                                Other Annual        Stock         Underlying     All Other
Position                   Year   Salary       Bonus         Compensation (1)(2)   Awards (3)       Options      Compensation
-------------------------- ------ ------------ ------------- -------------------- -------------- ------------- ---------------
Sebastian E. Cassetta      2000*  $  130,812   $  30,306     $          4,875            --        200,000     $  13,545(11)
Chief Executive            2000      216,200     241,300                9,750            --         23,000        27,100(11)
Officer                    1999      155,000     116,414(4)             9,750       185,471 (5)     92,000(7)     24,416(11)
                           1998      125,000          --                9,750            --         37,500(8)         --

Mario F. Rossi             2000*     100,676      11,846                3,000            --         75,000         6,675(12)
Executive Vice             2000      162,000     104,100                6,000            --         22,000         9,324(12)
President                  1999      122,500      43,749(4)             6,000        61,824 (6)     67,500(9)         --
                           1998       92,400          --                6,000            --         20,834(8)         --

Alan Bozian+               2000*     131,483          --               16,200            --         87,500         5,316(12)
Executive Vice             2000       24,038          --                  700            --        175,000           886(12)
President

Thomas W. Haller           2000*      64,750      30,000                3,000                       50,000         4,966(12)
Senior Vice President      2000      112,250      21,300                6,000            --         79,000         9,600(12)
and Chief Financial        1999       89,400       2,600                6,000            --         32,000(10)        --
Officer                    1998       77,700          --                6,000            --         15,000(8)         --

Robert Pearl               2000*      61,188      30,000                 --              --         25,000            --
Senior Vice President      2000      104,634      19,788                 --              --             --            --
                           1999       48,538         541                 --              --          4,000            --

Richard Kerschner          2000*      67,500      10,000                 --              --         50,000            --

                                       10

Senior Vice President      2000       45,385          --                 --              --        100,000            --
and Secretary

* Amounts shown consist of compensation for the transition period. + Alan Bozian is no longer employed by the Company.

(1)      Amounts shown consist of a non-accountable expense allowance.

(2) The aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus paid to the Named Executive Officers.

(3) The Named Executive Officers did not receive any LTIP Payouts during the transition period or in fiscal 2000, 1999 or 1998.

(4) Based on the closing price of $0.75 on June 30, 1999, the date on which the bonus was earned. If such amount were calculated at $16.50, the closing price on December 28, 1999, the day immediately preceding the date of grant, the value of the common stock issued in satisfaction of the bonus obligation would be $2,442,000 and $891,000 for Messrs. Cassetta and Rossi, respectively.

(5) On December 29, 1998, the Board of Directors approved the sale to Mr. Cassetta of 618,239 shares of restricted stock representing 9% of the fully diluted shares of common stock of the Company at that date. Compensation has been determined as the number of shares awarded to Mr. Cassetta times the closing price of the Company's common stock on December 29, 1998 ($2.50) less the consideration to be paid by Mr. Cassetta. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Cassetta to $.75 per share, the fair value of the shares at that date. At June 30, 2000, based upon the closing bid price ($70.5625) of the Company's common stock, the value of Mr. Cassetta's shares was $43,624,500. Through December 31, 1999, the purchase of this restricted stock was recorded as a variable award pursuant to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". In accordance therewith, the Company's results of operations for the six months ended December 31, 1999 includes a noncash compensation charge of $11,727,000 for the change in the fair value of its common stock at December 31, 1999.

(6) On December 29, 1998, the Board of Directors approved the sale to Mr. Rossi of 206,080 shares of restricted stock representing 3% of the fully diluted shares of common stock of the Company at that date. Compensation has been determined as the number of shares awarded to Mr. Rossi times the closing price of the Company's common stock on December 29, 1998 ($2.50) less the consideration to be paid by Mr. Rossi. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Rossi to $.75 per share, the fair value of the shares at that date. At June 30, 2000, based upon the closing bid price ($70.5625) of the Company's common stock, the value of Mr. Rossi's shares was $14,541,500. Through December 31, 1999, the purchase of this restricted stock was recorded as a variable award pursuant to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". In accordance therewith, the Company's results of operations for the six months ended December 31, 1999 includes a noncash compensation charge of $3,909,000 for the change in the fair value of its common stock at December 31, 1999.

(7) Includes options for the purchase of 37,500 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof.

(8) Such options were canceled when repriced options were granted in lieu thereof in fiscal 1999.

(9) Includes options for the purchase of 25,250 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof.

(10) Includes options for the purchase of 15,000 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof.

(11) Amounts represent premiums paid by the Company for life and disability insurance for the benefit of Mr. Cassetta.

(12) Amounts represent premiums paid by the Company for life insurance for the benefit of the employee.

STOCK OPTIONS

         The following table sets forth information with respect to stock options granted to the Named Executive Officers during the transition period ended December 31, 2000:

                                     OPTION GRANTS IN THE TRANSITION PERIOD
                                            ENDED DECEMBER 31, 2000
                                            (INDIVIDUAL GRANTS) (1)
                                            -----------------------

                                 NUMBER OF             % OF TOTAL OPTIONS
                           SECURITIES UNDERLYING    GRANTED TO EMPLOYEES IN      EXERCISE           EXPIRATION
NAME                          OPTIONS GRANTED        THE TRANSITION PERIOD        PRICE                DATE
-------------------------- ----------------------- -------------------------- ------------------ ---------------------
Sebastian E. Cassetta               50,000                                            $19.0000           11/02/10
                                   150,000                    23.2%                   $19.0000           11/02/10

Mario F. Rossi                      18,750                                            $19.0000           11/02/10
                                    56,250                     8.7%                   $19.0000           11/02/10

Alan Bozian                             --                      --                         --                  --

Thomas W. Haller                    50,000                     5.8%                   $19.0000           11/02/10

Robert Pearl                        25,000                     2.9%                   $19.0000           11/02/10

Richard Kerschner                   50,000                     5.8%                   $19.0000           11/02/10

(1) No stock appreciation rights ("SARs") were granted to the Named Executive Officers during transition period ended December 31, 2000.


The following table sets forth information as to the number of unexercised shares of common stock underlying stock options and the value of unexercised in-the-money stock options at transition period end:

              AGGREGATED OPTION EXERCISES IN TRANSITION PERIOD AND
                    TRANSITION PERIOD END OPTION VALUE (1)(2)
              ----------------------------------------------------
                                                                      Number of Unexercised      Value of Unexercised
                                                                      Securities Underlying      In-The-Money Options
                                                                      Options at Transition      at Transition Period
                                                                            Period End                    End
                               Shares Acquired           Value             Exercisable/              Exercisable/
                                 on Exercise            Realized           Unexercisable            Unexercisable
------------------------------ -------------------- ----------------- --------------------- -------------------------
Sebastian E. Cassetta                  --                  --            112,000/165,500         $356,784/$46,172

Mario F. Rossi                         --                  --             68,500/70,750          $285,688/$46,172

Alan Bozian                            --                  --                -- / --               $0.00/$0.00

Thomas W. Haller                       --                  --             84,650/76,350         $401,653/$221,627

Richard Kerschner                      --                  --             16,650/133,350           $0.00/$0.00

Robert Pearl                           --                  --             11,992/18,750          $21,988/$12,313

(1) No SARs were exercised by the Named Executive Officers during the transition period ended December 31, 2000 or held by them at December 31, 2000.

(2) Value is based on the closing bid price of the Company's common stock as reported by the NASDAQ National Market on December 31, 2000 ($7.09) less the exercise price of the option.

EMPLOYMENT AGREEMENTS

         The Company and Mr. Cassetta have entered into an employment agreement ("Cassetta Agreement"), effective January 1, 1999 and originally expiring on December 31, 2001, providing for (1) base compensation of $185,000 per annum,
(2) additional compensation of up to 100% of base compensation and (3) the sale to him of 618,239 shares of restricted stock representing 9% of the fully diluted shares of common stock of the Company. The Cassetta Agreement, by its terms, is renewed automatically each month for an additional one month period. Mr. Cassetta's additional compensation will be equal to 10% of his base compensation for each 10% increase in sales during the first year of the Cassetta Agreement, subject to a maximum of 100% of base compensation. In each subsequent year of the Cassetta Agreement, Mr. Cassetta will receive additional compensation equal to 5% of his base compensation for each 5% increase in sales, subject again to a maximum of 100% of base compensation. The purchase price ($2.20 per share) of the restricted stock was equal to 110% of the fair market value of the Company's common stock for the 30 days preceding the date of the stock purchase agreement ("Cassetta Stock Purchase Agreement") contemplated by the Cassetta Agreement. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Cassetta to $.75 per share, the fair market value of the shares at that date. $6,182.39 of the purchase price has been paid in cash and the balance by a 5 year, non-recourse promissory note, secured by the stock, at an interest rate of 6.75%, which is 1% below the prime rate on the date of the Cassetta Stock Purchase Agreement. The Cassetta Stock Purchase Agreement provides the Company with certain repurchase options and provides Mr. Cassetta with a put option in the event of the termination of his employment. In the event that Mr. Cassetta's employment is terminated without cause, Mr. Cassetta will receive a lump sum severance payment equal to his full base salary for the remaining term of the Cassetta Agreement, discounted to the present value using an 8% discount rate and continuing benefit coverage for the lesser of 12 months or the remaining term of the Cassetta Agreement. On December 28, 1999, the Board of Directors of the Company approved the payment to Mr. Cassetta in stock of the bonus payable to him for 1999 under his employment agreement. Pursuant thereto, in March 2000, the Company issued 148,000 shares of common stock to Mr. Cassetta.

         The Company and Mr. Rossi have entered into an employment agreement ("Rossi Agreement"), effective January 1, 1999 and originally expiring on December 31, 2001, providing for (1) base compensation of $135,000 per annum,
(2) additional compensation of up to 50% of base compensation and (3) the sale to him of 206,080 shares of restricted stock representing 3% of the fully diluted shares of common stock of the Company. The Rossi Agreement, by its terms, is renewed automatically each month for an additional one month period. Mr. Rossi's additional compensation will be equal to 5% of his base compensation for each 10% increase in sales during the first year of the Rossi Agreement, subject to a maximum of 50% of base compensation. In each subsequent year of the Rossi Agreement, Mr. Rossi will receive additional compensation equal to 2.5% of base compensation for each 5% increase in sales, subject again to a maximum of 50% of base compensation. The purchase price ($2.20 per share) of the restricted stock was equal to 110% of the fair market value for the 30 days preceding the date of the stock purchase agreement ("Rossi Stock Purchase Agreement") contemplated by the Rossi Agreement. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Rossi to $.75 per share, the fair market value of the shares at that date. $2,060.80 of the purchase price has been paid in cash and the balance by a 5 year, non-recourse promissory note, secured by the stock, at an interest rate of 6.75%, which is 1% below the prime rate on the date of the Rossi Stock Purchase Agreement. The Rossi Stock Purchase Agreement provides the Company with certain repurchase options and provides Mr. Rossi with a put option in the event of the termination of his employment. In the event that Mr. Rossi's employment is terminated without cause, Mr. Rossi will receive a lump sum severance payment equal to his full base salary for the remaining term of the Rossi Agreement, discounted to the present value using an 8% discount rate and continuing benefit coverage for the lesser of 12 months or the remaining term of the Rossi Agreement. On December 28, 1999, the Board of Directors of the Company approved the payment to Mr. Rossi in stock of the bonus payable to him for 1999 under his employment agreement. Pursuant thereto, in March 2000, the Company issued 54,000 shares of common stock to Mr. Rossi.

CERTAIN TRANSACTIONS

         On June 24, 1999, the Company and Data Transmission Network Corporation ("DTN") entered into an agreement that amended the Software License and Service Agreement dated April 23, 1998. In consideration of the receipt of $5.175 million, the Company granted DTN an exclusive perpetual worldwide license to the Company's Internet-based (1) real-time stock quote product, (2) online trading vehicle for customers of small and medium sized brokerage companies, (3) administrative reporting package for brokers of small and medium sized brokerage companies and (4) order entry/routing system. Additionally, the Company received $324,000 in exchange for an agreement to issue warrants to purchase 300,000 shares of the Company's common stock at an exercise price of $8.60 per share. The Company has agreed to continue to operate these products and provide maintenance and enhancement services in exchange for a percentage of the revenues earned by DTN therefrom. The cost of the Company's commitment to provide such maintenance and enhancement services are limited to a maximum of 20% of the revenues earned by the Company. Charles R. Wood, a director of the Company, was Senior Vice President of DTN and President of its Financial Services Division until February 28, 2000.

         The Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions. In accordance with the Company's policy, such transactions were approved by a majority of the independent disinterested directors of the Company.

                                   PROPOSAL TO
                 RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

      The firm of Ernst & Young has served as the independent auditors of the Company since June 1994. The Board of Directors has appointed Ernst & Young to continue as the independent auditors of the Company for the fiscal year ending December 31, 2001, subject to ratification by the Company's stockholders. A representative of Ernst & Young is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

         Audit fees billed to the Company by Ernst & Young for its audit of the Company's financial statements for the transition period ended December 31, 2000 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that period totaled $100,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company did not engage Ernst & Young to provide advice to the Company regarding financial information systems design and implementation during the transition period ended December 31, 2000.

ALL OTHER FEES

         Fees billed to the Company by Ernst & Young during the Company's transition period ended December 31, 2000 for all other non-audit services rendered to the Company, including tax related services, totaled
$113,500.

         In connection with the recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young.

REQUIRED VOTE

      Ratification of the appointment of independent auditors requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending December 31, 2001.

                                 OTHER BUSINESS

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2002 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than January 9, 2002. Such proposals should be addressed to Secretary, SmartServ Online, Inc., Metro Center, One Station Place, Stamford, Connecticut 06902. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after April 17, 2002.

                              FORM 10-KSB EXHIBITS

      The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB and any amendments thereto requested by any person solicited hereunder.

                                              By Order Of the Board of Directors

                                              Richard D. Kerschner
                                              Secretary
Stamford, Connecticut
April 30, 2001

                                   APPENDIX A
                                   ----------



                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                            OF SMARTSERV ONLINE, INC.




PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of SmartServ Online, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

COMPOSITION

         The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the Nasdaq rules for audit committees, as amended. All members of the Audit Committee must be able to read and understand fundamental financial statements, and at least one member of the Committee must have past employment experience in finance or accounting or other comparable experience or background.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

MEETINGS

         The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with its responsibilities and duties as described below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

RESPONSIBILITIES AND DUTIES

         The duties of the Audit Committee shall include the following:

DOCUMENTS/REPORTS REVIEW
------------------------

Review this Charter periodically and at least annually and update this Charter as conditions dictate.

Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-KSB and annual report.

Review the Corporation's Form 10-QSB prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

INDEPENDENT ACCOUNTANTS
-----------------------

Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence.

Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

Review all reports and all significant communications between the independent public accountants and the Corporation's management, including the management recommendation letter.

Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

FINANCIAL REPORTING PROCESSES
-----------------------------

In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Determine whether it would be appropriate for the Corporation to appoint a director of internal auditing.

PROCESS IMPROVEMENT
-------------------

Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

ETHICAL AND LEGAL COMPLIANCE
----------------------------

Review the Corporation's policy as to business conduct (the "Policy") and ensure that management has established a system to enforce the Policy.

Review management's monitoring of the Corporation's compliance with the Policy and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

Review activities, organizational structure and qualifications of the internal auditing department.

Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.

                                   PROXY CARD

PROXY                                                                     PROXY
-----                                                                     -----

                             SMARTSERV ONLINE, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                  The undersigned holder of Common Stock of SMARTSERV ONLINE, INC., revoking all proxies heretofore given, hereby constitutes and appoints Thomas W. Haller and Richard D. Kerschner, and each of them, Proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2001 Annual Meeting of Stockholders of SMARTSERV ONLINE, INC., to be held at the Marriott Stamford Hotel, on Friday, June 1, 2001 at 9:00 A.M., Eastern Standard Time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the nominees listed to serve as directors and FOR the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

1. Election of Directors    |_| FOR listed  nominees  |_| WITHHOLD AUTHORITY to vote for listed nominees

                       Nominees:  Sebastian E. Cassetta; Charles R. Wood; Stephen Lawler; and Charles R. Klotz.

                       (Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)

2.  Ratification of Ernst & Young LLP as    |_| FOR    |_| AGAINST   |_| WITHHOLD AUTHORITY
     independent auditors

3. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

      PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE.

                                    The shares represented by this Proxy will be
                           voted in the manner directed. In the absence of any direction, the shares will be voted FOR the nominees listed to serve as a directors and FOR the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                           Dated: _______________________________________, 2001

                             --------------------------------------------------

                             --------------------------------------------------
                                                       Signature(s)

                           (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).

                                      PLEASE MARK AND SIGN ABOVE AND
                                           RETURN PROMPTLY.



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